UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2005

Ameris Bancorp

(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 2nd Avenue, S.E., Moultrie, Georgia	31768
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 14, 2005, the Company entered into a Revolving Credit Agreement (the “Credit Facility”) with SunTrust Bank providing for borrowings by the Company of up to an aggregate principal amount of $20,000,000. Borrowings under the Credit Facility may be used to finance working capital needs of the Company and its subsidiaries, including, without limitation, certain acquisition transactions, and other general corporate purposes. The obligations of the Company under the Credit Facility are secured by a pledge of all of the Company’s shares of stock in American Banking Company, a wholly-owned subsidiary of the Company, which were pledged pursuant to a Security Agreement by the Company in favor of SunTrust Bank (the “Security Agreement”).

Borrowings under the Credit Facility will bear interest at LIBOR plus 0.95% per annum. In addition, the Company must pay commitment fees quarterly in arrears on the daily amount of the unused portion of the Credit Facility at the rate of 0.10% per annum.

The Credit Facility will expire on December 31, 2007, at which time all outstanding amounts under the Credit Facility will become due and payable. The Credit Facility contains usual and customary covenants for transactions of this type, including, without limitation, covenants limiting other indebtedness, liens and certain asset sales and merger transactions. In addition, the Credit Facility includes a number of financial covenants relating to the capital, assets and loans of the Company and its subsidiaries.

In the event of a default by the Company under the Credit Facility, SunTrust Bank may terminate the commitments made under the Credit Facility, declare the amount outstanding, including all accrued interest and unpaid fees, payable immediately, and enforce any and all rights and interests created and existing under the Credit Facility documents, including, without limitation, all rights of set-off, all rights under the Security Agreement with respect to the pledge of the Company’s shares in American Banking Company and all other rights available under the law. For certain events of default relating to insolvency, bankruptcy or receivership, the commitments are automatically terminated and the amounts outstanding automatically become payable immediately.

A copy of the Credit Facility is attached hereto as Exhibit 10.1 and is incorporated herein by reference, and a copy of the Security Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Credit Facility and the Security Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 16, 2005, the Company completed its pending merger with First National Banc, Inc. (“First National”). First National Bank, St. Marys, Georgia, a wholly-owned subsidiary of First National, simultaneously merged with and into The First Bank of Brunswick, a wholly-owned subsidiary of the Company. The First Bank of Brunswick will continue to operate the banking locations of First National Bank, St. Marys, Georgia as branches of The First Bank of Brunswick. First National Bank, Orange Park, Florida, also a wholly-owned subsidiary of First National, became a wholly-owned subsidiary of the Company upon completion of the merger and will continue its current operations under its existing charter.

The merger was completed pursuant to an Agreement and Plan of Merger dated as of June 30, 2005, as amended by an Amendment No. 1 to Agreement and Plan of Merger dated as of October 28, 2005 (as so amended, the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, shareholders of First National elected to receive as merger consideration shares of the Company’s common stock, cash or a combination of stock and cash. As a result of shareholder elections, the Company will issue an aggregate of approximately 1,088,500 shares of its common stock and pay a total of approximately $12,881,087 to shareholders of First National. In addition, holders of First National options will be paid an aggregate of approximately $610,300 in cancellation of their options. Approximately $900,000 of the consideration payable under the Merger Agreement will be paid with proceeds from the Credit Facility.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was included as Appendix A to the Proxy Statement/Prospectus dated November 2, 2005, previously filed by the Company with the Securities and Exchange Commission as part of its Registration Statement on Form S-4 (Registration No. 333-128269), as amended (the “Registration Statement”).

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” with respect to the Credit Facility is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The required audited historical financial statements of First National have been filed with the SEC as part of the Registration Statement. The required unaudited interim financial statements of First National are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information. The required pro forma financial information of the Company is attached to this report as Exhibit 99.2.

(d) Exhibits.

10.1	Revolving Credit Agreement dated as of December 14, 2005 between Ameris Bancorp and SunTrust Bank

10.2	Security Agreement dated as of December 14, 2005 by Ameris Bancorp in favor of SunTrust Bank

99.1	Historical interim condensed consolidated financial statements of First National Banc, Inc. as of September 30, 2005

99.2	Unaudited pro forma condensed consolidated financial statements of Ameris Bancorp as of September 30, 2005 and December 31, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIS BANCORP

By:	/s/ Edwin W. Hortman, Jr.
Edwin W. Hortman, Jr.,
President and Chief Executive Officer

Dated: December 20, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Revolving Credit Agreement dated as of December 14, 2005 between Ameris Bancorp and SunTrust Bank

10.2	Security Agreement dated as of December 14, 2005 by Ameris Bancorp in favor of SunTrust Bank

99.1	Historical interim condensed consolidated financial statements of First National Banc, Inc. as of September 30, 2005

99.2	Unaudited pro forma condensed consolidated financial statements of Ameris Bancorp as of September 30, 2005 and December 31, 2004